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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Superior Industries International, Inc. (the"Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the data hereof (the "Report"), I
R. Jeffrey Ornstein , Vice President and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date    8/12/02              /s/ R. Jeffrey Ornstein
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                                      R. Jeffrey Ornstein
                                    Vice President and CFO